Contingencies	12 Months Ended
Dec. 31, 2025
Contingencies [Abstract]
Contingencies
25.	Contingencies

As of December 31, 2023, the Company has the following contingencies:

a.	Pacific Steel, Inc. (PS), a subsidiary located in National City in San Diego County, California, United States of America, for which the main activity is the purchase and sale of scrap, has the following environmental contingencies:

California Department of Toxic Substances Control

On September 2002, the Department of Toxic Substances Control (DTSC) inspected PS facilities based on an alleged complaint from neighbors due to PS’s excavating to recover scrap metal on its property and on a neighboring property, which PS rents from a third party (BNSF Railway). In this same month, DTSC issued an enforcement order of imminent and substantial endangerment determination, which alleges that certain soil piles, soil management and metal recovery operations may cause an imminent and substantial danger to human health and the environment; consequently, DTSC sanctioned PS for violating Hazardous Waste Control Laws in the State of California and imposed the obligation to remedy the site. On July 26, 2004, in an effort to continue with this order, DTSC filed against PS a Complaint for Civil Penalties and Injunctive Relief in San Diego Superior Court. On July 26, 2004, the court issued a judgment, whereby PS was obligated to pay USD$ 0.2 million, which has been paid.

On June 6, 2010, the DTSC and the San Diego Department of Environmental Health (DEH) inspected the facilities of PS, in response to a general complaint. On August 10, 2010 DTSC and DEH conducted a second inspection and found seven infractions. The DEH is satisfied with the compliance of PS on those issues; however, on October 19, 2010 the technical division of the DTSC recommended to the legal division of DTSC that it impose significant penalties.

The land remediation was suspended at the beginning of 2011 due to the inefficiency of the process, which was verified by several studies. As an alternative, once the necessary permits were obtained from the authorities in Mexico, the Mexicali plant began the process of importing non-RCRA soil for final disposal in a secure landfill based in Nuevo Leon State. This landfill is deposited after the separation of the metal content, which is used as raw material in the melting process. PS has completed the shipment of non-RCRA soil for final disposal in Nuevo Leon State.

The disposition of a stack estimated at 8,000 tons of material classified RCRA (hazardous for Federal purposes) was also considered for shipment to Mexico. The process began in early 2013, but the response from the authorities was slow. Therefore, on April 9, 2015, a letter from the California Attorney General Department of Justice (Attorney General) was received where PS is required to, in the absence of obtaining permission from the Mexican authorities; present a program for transport the pile of contaminated soil classified as RCRA to an authorized confinement in the United States at the latest on April 22, 2015. This letter warned that PS must ship the RCRA soil no later than July 9, 2015, or risk DTSC proceeding with a civil lawsuit seeking the maximum amount of fines established by law and corresponding legal redress.

On April 21, 2015, PS sent a letter to the Attorney General explaining that the authorities in Mexico had not denied permission to the Company but had simply requested that it present its application in a different format, which had already been presented and reviewed by the authority on April 17, 2015.

On July 23, 2015, the Attorney General denied the extension requested by PS and demanded the immediate shipments of the RCRA stack to an authorized landfill. PS began transporting RCRA soil on July, 29, 2015, and completed removal of the RCRA stack by September 12, 2015 with a total of 3,000 metric tons.

On January 5, 2016, the Attorney General and PS stipulated to filing a “final judgment and order on consent” or Consent Judgment in San Diego Superior Court. The parties negotiated the Consent Judgment, which includes the following terms:

-	PS to pay USD $0.138 million as a civil penalty for alleged violations of the 2004 Corrective Action Consent Agreement. PS has made all of the required payments to DTSC as of December 31, 2017.

-	Remove the RCRA soil pile and send it to an approved landfill. The Judgment indicates that the Company complied with this commitment by October 2, 2015.

-	After eliminating the soil pile of RCRA, the Company should take samples of the floor in which it was located. Samples were taken and the results indicate that the floor had pollution levels that exceeded the limits established by Government. In April 7, 2016, the General Prosecutor and the DTSC required that the Company would turn over the floor ten feet wide and two feet down in the perimeter of the area in which was located the soil pile RCRA and to dispose it in an approved confinement. In turn, PS convinced to DTSC to reach a Turnpike Agreement at august 10, for which would be paid during two years (up to August 10, 2018). The Agreement was extended, as of August 10, 2018, for a two years additional period, in force up to August 10, 2020. These Agreement had another extension, in force up to August 10, 2021. And has not been renewed.

-	The Company shall continue to meet the conditions of the final judgment, the corrective measures, and all tasks arising from this, which were entered in the same court in 2004.

On May 29, 2019, the company submitted a proposal with a new work plan (IM Work Plan) to DTSC to conduct soil remediation on the BNSF Railway lease. On October 21, 2021, The Company submitted the final draft of the IM work plan which DTSC has agreed to that proposal or work plan, on May 31, 2022. No litigation was filed against the DTSC approval which is now final.

On December 6, 2022, the DTSC sent a letter requesting a preliminary study and a work plan implementation schedule, both documents were delivered on February 3, 2023. The DTSC has not responded to any of the submitted documents.

On January 13, 2023, BNSF Railway issued a contract termination notice to PS, notifying BNSF’s unilateral termination of two lease contracts with PS which ended on February 12 and 22, 2023, through its legal counsel informed PS that no longer has access to BNSF Railway property. DTSC is entering into a voluntary agreement with BNSF to implement a work plan.

As of the date of this report, BNSF has largely completed the physical remediation work on the BNSF-owned parcels, pursuant to its agreement with DTSC. DTSC has confirmed that BNSF performed removal actions in August 2023 under the Interim Measures Workplan, achieving cleanup levels suitable for commercial/industrial use, subject to land use controls such as a prohibition on residential use. However, DTSC maintains that BNSF’s work does not relieve PS of liability under the CACA or Consent Judgment, because the BNSF-owned parcels are part of the overall facility.

Remediation of the PS-owned parcels remains ongoing under the Consent Judgment. As part of this process, PS submitted a revised Corrective Measures Study (CMS) to DTSC in January 2025 that incorporates the full Site, including the BNSF-owned parcels. The proposed remedial work is intended to address residual soil contamination, and includes:

●	limited excavation and off-site disposal or recycling of contaminated soil;

●	backfilling with clean material, installation of engineered caps where contamination remains; and

●	implementation of a land use covenant restricting the property to industrial use.

DTSC approved the CMS in February 2025, and issued a draft environmental study in February 2026, which is a required regulatory step before DTSC can issue final approval for the work to commence. Overall, PS remains responsible for completing remediation and achieving final regulatory closure for the entire site, and total costs remain uncertain pending DTSC approvals. In addition, PS has an ongoing obligation to complete groundwater monitoring on an annual basis across both PS and BNSF parcels, and BNSF has advised it will provide access to the BNSF-owned parcels for this purpose.

On June 29, 2023, BNSF filed a lawsuit against PS in the Southern District of California, alleging causes of action for breach of contract, and breach of the implied covenant of good faith and fair dealing, among other things. BNSF seeks indemnification from PS for the costs of remediating the property. There is no date for the trial of this lawsuit.

b.

As is the case with most steel manufacturers in the United States of America, Republic could incur significant expenses related to environmental matters in the future, including those arising from environmental compliance activities and remediation resulting from historical waste management practices at Republic’s facilities. The reserve created at 31 December 2025 and 2024 to cover probable environmental liabilities as well as compliance activities amounts to USD $0.8 million, and USD $1.3 respectively. The reserve includes the direct costs of remediation efforts and post-remediation follow-up costs that are expected to be paid after corrective actions have been completed.

On February 6, 2023, The US EPA and the Company entered into a Consent Decree whereby the company is required to install certain emission controls at the Canton facility, conduct compliance testing and implement related monitoring and record keeping. Civil penalties of USD, $990,000, paid in April 2024

In December 2023, the U.S. EPA assessed a USD, $700,000 civil penalty on the Company related to violations of the U.S. Clean Water Act, paid in May 2025

c.	The Company is not aware of any material environmental remediation liabilities or contingent liabilities relating to environmental matters with respect to facilities, for which the establishment of an additional reserve would be necessary at this time. In the event that, in the future, the Company incurs in any such additional expenses, these costs will most likely be incurred over a number of years. However, future regulatory action regarding historical waste management practice in the facilities of Republic PS and future changes in applicable laws and regulations may require the Company to incur significant costs that may have a material adverse effect on the future financial performance of the Company.

d.	The Company is involved in a series of lawsuits and legal claims that have arisen during the normal course of its operations. The Company and its legal advisors do not expect the outcome of these matters to have any significant adverse effect on the Company’s financial position and results of operations; therefore, it has not been recognized any liabilities for such lawsuits and claims.

e.	Mexican tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus any corresponding adjustments, surcharges and fines.

f.	Tax authorities in the United States of America have the right to review, at least the previous three years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

g.	Canadian tax authorities have the right to review, at least the previous four years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

h.	Brazilian tax authorities have the right to review, at least the previous five years and could determine differences in taxes payable, plus its corresponding adjustments, surcharges and fines.

i.

On August 19, 2022, the Steelworkers Pension Trust filed suit against the Company in Pennsylvania Federal Court alleging the Company failed to pay the amount of certain monthly pension contributions to the Steelworkers Pension Trust. On January 4, 2023, the Pennsylvania Federal Court issued a decision in favor of the Steelworkers Pension Trust in the amount of $1,274,075, the company continued to defend its position and made two payments of USD $1,474,049.00 each, also allowing the SPT to request additional amounts for unpaid contributions.

Derived from the above, the Company, as of December 31, 2023, recognized a provision for USD $8,345,769.

j.	In connection with a sale and use tax audit by the Ohio Department of Taxes covering the period from January 1, 2009 to December 31, 2012, an assessment of $2,452,028 (including interests of $394,138) against the Company was issued, on December 9, 2016.

Republic also received an appraisal notice dated December 11, 2020 for $1,631,827 (including interest of $339,885) covering the period January 1, 2014 to September 30, 2018.

The company disagrees with the assessment in its entirety and on November 7, 2022, filed a memorandum in support of its request for revaluation with the Ohio Board of Tax Appeals. Although Republic Steel ceased all operating activities in 2023, no resolution had been obtained as of December 31, 2025.

Due to the nature of this matter and the uncertainty surrounding the resolution of the appeal, which is still in its early stages, the Company has not recorded any expense during fiscal years 2024 or 2023 related to the assessment or any estimated settlement amount.

In September 2023, the Ohio Department of Taxation initiated a separate audit of Republic Steel’s sales and use tax, covering the period from July 2020 to June 2023. The audit is currently under review by the company, which is evaluating and following the appropriate steps. As of December 31, 2025, the audit is in its final stages; the company has tax credits in favor for these periods.

Republic expects to have final resolutions in both cases during 2026; if not, it will be able to pursue legal action and recover the tax credits.